UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2011

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 Harrison Street, Suite 315A, Hoboken, New Jersey 07030
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 1-800-689-3939

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note:

This Form 8-K/A is being filed to include information that was previously omitted with respect to the new appointments.

Item 1.01 Entry into a Material Definitive Agreement

On February 23, 2011 we announced the appointment of Dr. Rachelle Doody as a clinical expert to our Scientific Advisory Board, pursuant to a consulting agreement dated effective February 11, 2011. Dr. Doody will provide clinical, medical and regulatory advisory services to our company.

On March 1, 2011 we announced the appointment of Dr. Jeffrey Cummings as a clinical expert to our Scientific Advisory Board, pursuant to a consulting agreement dated effective February 11, 2011. Dr. Cummings will provide clinical, medical and regulatory advisory services to our company.

Our standard form of advisory board consulting agreement is filed as Exhibit 10.1 to our current report on Form 8-K filed on February 25, 2011.

Item 3.02 Unregistered Sales of Equity Securities

The information required by this item is included under Item 5.02 of this current report on Form 8-K/A.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers;

On February 24, 2011 David Tousley resigned from our board of directors. Mr. Tousley’s resignation was not as a result of any disagreements with our company or our company’s policies. Mr. Tousley remains as our Treasurer and Chief Financial Officer.

On February 24, 2011 we announced the appointment of Sean Lowry to our board of directors. Since 2001, Mr. Lowry has been president of Wm. Lowry Consulting, a management consulting company. He has been a partner and portfolio manager in Gulfstream Ventures, a venture capital firm, since 2006. Mr. Lowry has served as an officer and director of several private companies as well as director of investor relations for Workbrain Inc. (TSX:WB) between 2004 and 2006. For acting as a director, we will pay Mr. Lowry $60,000 per year and issue 150,000 stock options exercisable at $3.72 for a period of five years.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
10.1	Form of Advisory Board Consulting Agreement (attached as an exhibit to our current report on Form 8-K filed on February 25, 2011)
99.1	February 23, 2011 news release appointing Rachelle Doody to advisory board (attached as an exhibit to our current report on Form 8-K filed on February 25, 2011)
99.2	February 24, 2011 news release appointing independent director (attached as an exhibit to our current report on Form 8-K filed on February 25, 2011)
99.3	March 1, 2011 news release appointing Jeffrey Cummings to advisory board

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/Harvey Lalach
Harvey Lalach
President, Chief Operating Officer and Director
Date: March 1, 2011